SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Date of Report:


                                  June 8, 2001



                        CALIBER LEARNING NETWORK, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       000-23945                                          52-2001020
 ----------------------                        -------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


500 South Exeter Street, Baltimore, Maryland               21202
--------------------------------------------              --------
  (Address of Principal Executive Offices)               (Zip Code)


                                 (410) 843-1000
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

On June 8, 2001, Caliber Learning Network, Inc. announced that it is discontinuing its facilities-based training business effective immediately and has eliminated 88 positions, or about 75% of its overall workforce. The Company will focus its efforts on supplying software and services for broadband delivery of corporate communications and training. Today's announcement leaves a core group of 31 Caliber employees to manage the internet-based operations and customer relationships. The press release for this announcement is attached as
Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

  (c)     Exhibits.

          Exhibit No.                Description
          -----------                -----------

             99.1                    Press Release dated June 8, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   June 8, 2001                   CALIBER LEARNING NETWORK, INC.




                                       By: /s/ Mark Yanson
                                           ------------------------------------
                                           Mark Yanson
                                           Vice President and
                                             Chief Financial Officer